VegaShares AI Thermal, Cooling & Power Management ETF Trading Symbol: COOL Listed on The Nasdaq Stock Market, LLC Summary Prospectus August 11, 2026 www.VegaSharesETFs.com/COOL

Before you invest, you may want to review the VegaShares AI Thermal, Cooling & Power Management ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 3, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.VegaSharesETFs.com/COOL. You can also get this information at no cost by calling at (888) 862-3299 or by sending an e-mail request to info@VegaSharesETFs.com.

Investment Objective

The VegaShares AI Thermal, Cooling & Power Management ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Overview

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation by investing, directly or indirectly, in a portfolio of equity securities based on the BITA AI Thermal, Cooling & Power Management Global Index (the “Index”). The Index includes global publicly listed companies that generate significant revenue from the advanced cooling, power delivery, and thermal management systems required to operate high-density artificial intelligence (“AI”) data centers (“AI power and thermal companies”). AI power and thermal companies focus on providing the critical physical infrastructure needed to sustain energy-intensive machine learning workloads without overheating or power interruptions, spanning sectors like grid interconnection, backup power generation, rack-level distribution and advanced liquid or immersion cooling.

AI power and thermal companies are primarily focused on products designed for and critical to high density AI data centers which require specialized power- and heat-reduction equipment unique to AI data center applications. AI power and thermal companies are distinguishable from conventional cooling and power products companies whose products are designed for general computing, consumer electronics or enterprise IT equipment purposes. The Index’s thematic focus on high density AI data centers and its thematic-related revenue constituent eligibility requirements (as described below) are designed to isolate and differentiate AI power and thermal companies from those offering conventional, general purpose cooling and power products.

The Fund will not replicate the Index, as the Fund’s investment sub-adviser, Vega Capital Partners, LLC (“Vega” or the “Sub-Adviser”), exercises investment discretion in constructing the Fund’s investment portfolio. For example, Vega: (i) determines whether, in its judgement, it is more favorable to the Fund for it to invest directly or synthetically in each security in the Index; (ii) reallocates the Fund’s portfolio holdings more frequently than the Index is rebalanced, when Vega believes doing so is in the Fund’s interest; and (iii) to the extent required for the Fund’s portfolio to comply with relevant regulatory requirements, invests in securities not currently included in the Index. In addition, the Fund will maintain an allocation to cash and/or U.S. Treasuries.

While the Index’s methodology serves as the primary basis for the Fund’s portfolio construction and the identification of AI power and thermal companies, the Sub-Adviser will actively manage the Fund and may select for investment companies that it independently determines fall within the category of AI power and thermal companies. The Sub-Adviser may buy or sell securities not yet included in, or not yet removed from, as the case may be, the Index prior to the Index’s rebalancing and reconstitution. Generally, the Sub-Adviser will use the Index’s criteria to guide its decisions. If the Sub-Adviser receives new information about an existing portfolio security or an emerging AI power and thermal company after the Index’s last rebalancing and reconstitution, it has the discretion to trade those securities before the next Index rebalancing and reconstitution. For example, the Sub-Adviser may identify negative issues with a company’s outlook or potential opportunities to add new holdings. To further the example, the Fund may sell portfolio holdings of a company that has experienced a negative change in business circumstances (as described in the following paragraph) or invest in a company that is entering into the AI thermal, cooling and power management ecosystem. Accordingly, there may be times when the Fund’s holdings and performance deviate significantly from those of the Index.

In constructing the Fund’s portfolio, the Sub-Adviser uses the Index’s components and weighting as a baseline or starting point, then utilizes both quantitative and fundamental analysis to evaluate the following factors when assessing the purchase or sale of portfolio holdings: (i) revenue exposure to AI thermal, cooling and power related activities, products and services; (ii) earnings growth potential; (iii) free cash flow generation; (iv) competitive positioning; (v) valuation metrics; (vi) capital expenditure trends; and (vii) adoption and monetization opportunities within AI thermal, cooling and power related market sectors. Portfolio weightings may be adjusted based on revenue growth trends, valuation opportunities, cycle positioning, earnings revisions, or market conditions. Portfolio positions may be reduced or eliminated when the Sub-Adviser determines a negative change in business circumstances has occurred, such as, for example, if the Sub-Adviser determines valuations become excessive, a company’s fundamental outlook deteriorates, its competitive position weakens, its revenue growth slows materially, or better risk/reward opportunities emerge elsewhere in the AI power and thermal companies ecosystem.

The Fund may invest a portion of the portfolio in the equity securities of private, non-listed companies not represented in the Index that the Sub-Adviser identifies as having characteristics of AI power and thermal companies, or substantially similar attributes. In selecting securities of such private companies, the Sub-Adviser may look for companies with businesses that are similar to companies represented in the Index, but which are late-stage private companies nearing, or preparing for, an IPO. However, the Sub-Adviser may also select similar companies that are in earlier stages of development for inclusion in the Fund’s investment portfolio.

Fund Attributes

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in AI power and thermal companies and/or financial instruments (such as options or swaps) that provide indirect exposure to AI power and thermal companies. The Fund may invest up to 20% of its net assets in companies that are not included in the 80% test noted above. These investments can include equity securities and depositary receipts of issuers that are not Index constituents but that the Sub-Adviser would characterize as emerging AI power and thermal companies, based on the Sub-Adviser’s analysis of publicly available business plans and as may be further evidenced by capital expenditures, research and development efforts and business acquisitions. This 20% of the Fund’s portfolio may also be invested in cash or cash equivalents (including money market funds).

The Fund may invest in small-, medium-, and large-capitalization companies. The Fund will invest in foreign securities, including directly in securities listed on global exchanges (ordinary shares) and indirectly through ADRs. The Fund may invest in foreign securities that are located in developed and emerging markets. The Fund determines a country’s or market’s classification as a developed or emerging market based on its MSCI designation.

To the extent the Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of the date of this Prospectus, issuers within the technology hardware, storage and peripherals industry represented a significant portion of the Index.

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund’s strategy is expected to result in a moderate to high rate of portfolio turnover.

Direct/Synthetic Investments

The Fund will invest in the equity securities either directly or indirectly (synthetically) using options and swaps (as described below). The Fund will generally invest indirectly to satisfy applicable tax requirements for regulated investment companies.

The Fund may utilize listed options to achieve synthetic exposure to the Fund’s portfolio securities. The Fund primarily employs short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying securities, offering immediate intrinsic value). These options allow the Fund to synthetically replicate the performance of underlying securities without direct ownership. The Fund may also utilize other option strategies to achieve similar synthetic exposure, including purchasing call options and selling put options with identical strike prices. These derivatives strategies enable the Fund to respond flexibly to market conditions, liquidity constraints, or other factors that may affect the availability or pricing of swap agreement. For additional details about the Fund’s use of operations, please refer to the section of the Prospectus entitled “Additional Information About the Fund.”

In addition to options, the Fund may enter into swap agreements with financial institutions. These swap agreements are designed to synthetically replicate the performance of the securities in the Fund’s portfolio. The agreements will have specified durations, which will typically coincide with the Index’s reconstitution periods, but may range from one day to more than a year. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) based on the performance of a particular security’s share price. The gross return (meaning the return before deducting any fees or expenses) to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount” – a predetermined dollar value representing the underlying security that the Fund seeks to replicate synthetically.

Collateral

In addition, the Fund will hold cash and/or short-term U.S. Treasury securities as collateral for the Fund’s derivatives transactions.

The BITA AI Thermal, Cooling & Power Management Global Index

Index Overview

The Index is constructed by BITA GbmH (the “Index Provider”) using a rules-based methodology that tracks the market performance of global publicly listed companies that derive their revenues from the advanced cooling, power delivery, and thermal management systems required to operate high-density AI data centers. The Index focuses on companies that supply the specialized hardware, cooling systems, and energy management solutions necessary to support ultra-dense AI compute workloads. The Index’s initial universe consists of global publicly listed equity securities from companies involved in:

●	Power Semiconductors & Fab Equipment: This includes companies involved in the development and manufacturing of silicon, Silicon Carbide, and Gallium Nitride power discretes, management ICs (i.e., specialized chips that control power levels in electronic devices), epitaxy, and substrates. This segment also includes specialized compound semiconductor fabrication, packaging, and test equipment used to build high-efficiency power devices.

●	Power Conversion & Distribution Systems: This includes companies providing the electrical step-down, distribution, and backup architectures that route power from the grid down to individual server processors. This encompasses highly efficient AI server Power Supply Units, Voltage Regulator Modules for vertical power delivery, solid-state transformers, HVDC converters, rack-level power shelves, and uninterruptible power supplies.

●	Advanced Thermal Materials & Liquid Cooling: This includes companies supplying advanced mechanical and chemical cooling solutions designed to capture and dissipate heavy heat loads directly at the chip, rack, or facility level. This includes Thermal Interface Materials, heat sinks/vapor chambers, cold plates, liquid cooling pumps, manifolds, coolant distribution units, immersion cooling tanks, and engineered dielectric or water-glycol cooling fluids.

●	Integrated Systems, Software & Monitoring: This includes companies providing pre-engineered physical systems alongside intelligence and monitoring layers. This covers fully integrated liquid-cooled server and rack platforms, prefabricated modular power/cooling containers, data center infrastructure management software, leak detection monitors, and dedicated thermal or power testing devices.

Each of the thematic eligibility categories above are designed by the Index Provider to isolate and identify companies defined by their principal roles in distinct categories comprising the larger AI data center and accelerated computing ecosystems, and to filter out conventional, general purpose computing companies. For more information, about the types of companies that the Index tracks, see “Additional Information About the Funds” below.

The Index’s initial universe is determined by applying, among others, the following criteria:

●	Security Types: Includes ordinary shares and American Depositary Receipts (“ADRs”).

●	Minimum Size: Companies must have a market capitalization of at least USD 300 million.

●	Minimum Liquidity: Securities must have an average daily traded value above USD 300,000 over the past 3 months.

●	Country and Exchange Requirements: To be eligible for inclusion, a company’s shares must be listed on one of the following stock exchanges (listed alphabetically by country): Australia (Australian Stock Exchange); Austria (Vienna Stock Exchange); Belgium (Euronext Brussels); Canada (Canadian Securities Exchange, Toronto Stock Exchange, and TSX Venture Exchange); China (Shanghai Stock Exchange and Shenzhen Stock Exchange); Denmark (Nasdaq Copenhagen); Finland (Nasdaq Helsinki); France (Euronext Paris Exchange); Germany (Deutsche Börse); Hong Kong (Hong Kong Stock Exchange); Ireland (Euronext Irish Stock Exchange); Israel (Tel-Aviv Stock Exchange); Italy (Borsa Italiana); Japan (Tokyo Stock Exchange); Netherlands (Euronext Amsterdam Stock Exchange); New Zealand (New Zealand Stock Exchange); Norway (Euronext Oslo Børs); Portugal (Euronext Lisbon); Singapore (Singapore Exchange); South Korea (Korea Exchange); Spain (Bolsas y Mercados Españoles); Sweden (Nasdaq Stockholm); Switzerland (SIX Swiss Exchange); Taiwan (Taiwan Stock Exchange); United Kingdom (London Stock Exchange); and United States (Nasdaq and New York Stock Exchange).

●	Thematic Requirement: Companies must derive at least 40% of their total revenue from the relevant themes described above or alternatively, at least 25% of their total revenue from thematic exposures spanning five (or more) of the relevant themes described above and that rank within the top five companies by absolute thematic revenue. The Index Provider evaluates each company’s thematic alignment by analyzing publicly available revenue data from multiple sources. These sources include regulatory filings (such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks), quarterly earnings reports, investor presentations, official earnings conference call transcripts, and news.

●	Free Float Percentage: Securities with a free float percentage (relative to total shares outstanding) below 10% are excluded.

The Index aims to have between 8 and 50 securities, although as noted above, the Fund’s number and composition of portfolio holdings, and its performance, may deviate from that of the Index.

To seek a balanced representation and prevent excessive concentration, the initial weights of all Index constituents are subject to limits: no issuer’s weight can be below 0.1% or exceed 15% of the total index weight. During weight calculations, adjustments are made to ensure all constituents meet the minimum weight requirement. If a security’s weight is below 0.1%, it is increased to meet this floor. Following this adjustment, weights are capped at 15%. Any excess weight from capped constituents is redistributed proportionately among the rest of the uncapped constituents.

The Index is reconstituted and rebalanced quarterly (reconstitution means the Index is updated with new eligible companies based on current data; rebalancing means the weights of the companies in the Index are adjusted). In addition, the Index Provider may determine to substitute an Index constituent or make an extraordinary adjustment to the Index if it determines an extraordinary event has occurred. The determination date for regular adjustments (each, a “Selection Day”) occurs after market close on the first Friday of the rebalancing month. On each Selection Day, Index constituents are weighted according to their free-floating market capitalization. However, the Sub-Adviser has the discretion to adjust the Fund’s portfolio between reconstitutions.

The Index is owned, calculated, administered, and disseminated by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser, or the Sub-Adviser.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Artificial Intelligence Risk. Issuers engaged in artificial intelligence typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an artificial intelligence company.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the relevant Underlying Securities. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund may continuously maintain indirect exposure to one or more of the underlying securities through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If an underlying security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund could be forced to invest directly in the underlying security at a potentially unfavorable time.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Sector and Industry Risks.

The VegaShares AI Thermal, Cooling & Power Management ETF is subject to the following risks:

●	Technology Hardware, Storage & Peripherals Industry Risk. Technology hardware, storage and peripherals companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by these companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of technology hardware companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

●	Semiconductors & Semiconductor Equipment Industry Risk. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

●	Datacenter Industry Risk. The datacenter industry faces numerous challenges that could significantly impact the financial performance of companies operating within this sector. As technological advancements accelerate and demand for data processing and storage grows, datacenter companies must continuously upgrade infrastructure and expand capacity, leading to high capital expenditures and increased operational costs. The highly competitive nature of the industry often results in aggressive pricing strategies that compress profit margins. Additionally, fluctuations in demand for data services, driven by economic conditions and shifts in technology trends, can lead to under-utilization of capacity, negatively affecting revenue streams and overall profitability. Furthermore, companies must navigate complex regulatory environments and manage significant energy consumption and environmental impact, adding to operational burdens and costs.

●	Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Developed Markets Risk. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

●	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affecting the trading market and price for Fund Shares and cause the Fund to decline in value.

●	Currency Risk. Changes in currency exchange rates can negatively affect securities denominated in and/or receiving revenues in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks.

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Privately Placed Securities Risk. The Fund may invest in non-exchange traded, privately placed securities, including privately placed securities issued by special purpose vehicles, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser and the Sub-Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at a greater risk of loss than if the Adviser or Sub-Adviser has more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Index-Linked Strategy Risk. The Fund’s strategy, though not passively replicating an Index, is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

High Portfolio Turnover Risk. The Fund’s strategy is linked to an Index that is expected to have a high portfolio turnover rate. As a result, the Fund is likewise expected to frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models developed by the Sub-Adviser as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Sub-Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.

Active Management Risk. The Sub-Adviser will actively monitor the Fund’s holdings and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, while the Fund seeks to achieve returns similar to those of the Index, there may be periods of time where the Fund’s holdings, and therefore its performance, deviate significantly from the holdings and performance of the Index.

Tracking Error Risk. The performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the instruments comprising the Index at all times or may hold positions not included in the Index.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use or one or more thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated business may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities or large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is newly registered with the SEC and has limited experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.VegaSharesETFs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser” or “Tidal”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Vega Capital Partners LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Adviser

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

CFA® is a registered trademark owned by the CFA Institute.

Investment Sub-Adviser

Adam Stempel, Co-Founder and Managing Partner of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Sunny Wong, Co-Founder and Managing Partner of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.VegaSharesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.